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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of Earliest Event Reported):
                      October 5, 1998 (September 24, 1998)

                              AGRILINK FOODS, INC.
               (Exact Name of Registrant as Specified in Charter)


                   New York                             33-56517                       16-0845824
----------------------------------------------  ------------------------  ------------------------------------
(State or other jurisdiction of incorporation)  (Commission File Number)  (IRS Employer Identification Number)


                 90 Linden Oaks, Rochester, New York        14625
              ----------------------------------------    -----------
              (Address of Principal Executive Offices)    (Zip Code)


        Registrant's Telephone Number Including Area Code: (716) 383-1850


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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

On September 24, 1998, Agrilink Foods, Inc. ("Agrilink"), a wholly-owned subsidiary of Pro-Fac Cooperative, Inc., (Nasdaq: PFACP) announced that it has completed the acquisition of the Dean Foods Vegetable Company from Dean Foods Company (NYSE: DF), of Franklin Park, Illinois. Included in this acquisition are the nationally know Birds Eye brand and Dean's Freshlike and VegAll brands.

The transaction consisted of approximately $370 million in cash, an Agrilink note in the amount of $30 million, and was net of the sale of the Agrilink aseptic foods business, located in Benton Harbor, Michigan.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS:

(a)(4) and (b)(1) Financial statements of the business acquired and pro forma financial information reflecting the transaction are not included with this report and will be filed on or before December 7, 1998.

(c)               See Exhibit Index for a listing of exhibits.




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    AGRILINK FOODS, INC.



Dated:  October 5, 1998             By:  /s/       Earl L. Powers
        ---------------                  -------------------------------------
                                                   EARL L. POWERS,
                                                VICE PRESIDENT FINANCE
                                              AND CHIEF FINANCIAL OFFICER
                                           (Principal Financial Officer and
                                             Principal Accounting Officer)





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                          STATEMENT OF DIFFERENCES
                          ------------------------

 The section symbol shall be expressed as............................... 'SS'


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                                  EXHIBIT INDEX


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
  EXHIBIT
  NUMBER                                  DESCRIPTION
  --------   -----------------------------------------------------------------------
   2(a)      Stock Purchase Agreement by and between Dean Foods Company and Agrilink
             Foods, Inc. dated as of July 24, 1998.

   2(b) Amendatory Agreement dated as of September 10, 1998 by and between Dean Foods Company and Agrilink Foods, Inc. with respect to the Stock Purchase Agreement and the Asset Transfer Agreement dated July 24, 1998.

   2(c) Secondary Amendatory Agreement dated as of September 23, 1998 by and between Dean Foods Company and Agrilink Foods, Inc. with respect to the Stock Purchase Agreement and the Asset Transfer Agreement dated July 24, 1998.

   2(d)      Asset Transfer Agreement by and between Dean Foods Company and Agrilink
             Foods, Inc. dated as of July 24, 1998.
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